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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement on Form S-8 of Ark Restaurants Corp. of our report dated December 1, 2000, appearing in the Annual Report on Form 10-K of Ark Restaurants Corp. for the year ended September 30, 2000.


DELOITTE & TOUCHE  LLP



New York, New York
August 8, 2001